Exhibit 21

SUBSIDIARY LISTING OF PHILLIPS 66
At December 31, 2025

Company Name	Incorporation Location
3P Capital Insurance Company IC	US, Vermont
Asamera Oil (US) Inc.	US, Montana
C.S. Land, Inc.	US, California
Centana Intrastate Pipeline, LLC	US, Delaware
Cimarron River Pipeline, LLC	US, Delaware
Coastal Bend Propane Pipeline Holdings, LP	US, Delaware
Coastal Bend Propane Pipeline, LP	US, Delaware
Coastal Bend Y-Grade GP, LLC	US, Delaware
Coastal Bend Y-Grade Logistics, LP	US, Delaware
Coastal Bend Y-Grade Operations, LP	US, Delaware
Coastal Bend Y-Grade Pipeline, LP	US, Delaware
Coastal Bend Y-Grade Services, LP	US, Delaware
Coastal Bend Y-Grade, LP	US, Delaware
Collbran Valley Gas Gathering, LLC	US, Colorado
DCP Assets Holding GP, LLC	US, Delaware
DCP Assets Holding, LP	US, Delaware
DCP Black Lake Holdings, LP	US, Delaware
DCP Chesapeake LLC	US, Texas
DCP Cheyenne Connector, LLC	US, Delaware
DCP Grands Lacs LLC	US, Michigan
DCP Guadalupe Pipeline, LLC	US, Delaware
DCP Hinshaw Pipeline, LLC	US, Delaware
DCP Intrastate Network, LLC	US, Delaware
DCP James Lake Holding LLC	US, Delaware
DCP Litchfield, LLC	US, Michigan
DCP LP Holdings, LLC	US, Delaware
DCP Lucerne 2 Plant LLC	US, Delaware
DCP Michigan Holdings LLC	US, Delaware
DCP Michigan Pipeline & Processing LLC	US, Michigan
DCP Midstream GP, LLC	US, Delaware
DCP Midstream GP, LP	US, Delaware
DCP Midstream Holding, LLC	US, Delaware
DCP Midstream, LLC	US, Delaware
DCP Midstream Marketing, LLC	US, Delaware
DCP Midstream Operating, LLC	US, Delaware
DCP Midstream Operating, LP	US, Delaware
DCP Midstream, LP	US, Delaware
DCP New Mexico Development, LLC	US, Delaware
DCP NGL Operating, LLC	US, Delaware
DCP NGL Services, LLC	US, Delaware
DCP Operating Company, LP	US, Delaware

DCP Partners Colorado LLC	US, Delaware
DCP Partners Logistics, LLC	US, Delaware
DCP Partners MB I LLC	US, Delaware
DCP Partners MB II LLC	US, Delaware
DCP Pipeline Holding LLC	US, Delaware
DCP Raptor Pipeline, LLC	US, Delaware
DCP Receivables LLC	US, Delaware
DCP Saginaw Bay Lateral LLC	US, Delaware
DCP Sand Hills Interstate Pipeline, LLC	US, Delaware
DCP Sand Hills Pipeline, LLC	US, Delaware
DCP Services, LLC	US, Delaware
DCP South Central Texas LLC	US, Delaware
DCP Southern Hills Interstate Pipeline, LLC	US, Delaware
DCP Southern Hills Pipeline, LLC	US, Delaware
DCP Tolar Holdings LLC	US, Delaware
DCP Wattenberg Pipeline LLC	US, Delaware
DCP Wyoming Assets LLC	US, Delaware
DCP Zia Plant LLC	US, Delaware
Douglas Oil Company of California	US, California
eFuel, LLC	US, California
Hunt & Sons LLC	US, Delaware
Jackson Pipeline Company	US, Michigan
James Lake Gathering, LLC	US, Delaware
James Lake Gathering II, LLC	US, Delaware
James Lake Midstream, LLC	US, Delaware
Javelina Processing LLC	US, Delaware
JET Beteiligungs GmbH	Germany
JET Partizipations GmbH & Co. KG	Germany
JET Management Holding GmbH & Co KG	Germany
JET Management Holding Verwaltungs GmbH	Germany
JET Petrol Limited	Northern Ireland
JET Petroleum Limited	England
JET Retail UK Limited	England
JET Tankstellen Austria GmbH	Austria
JET Tankstellen Deutschland GmbH	Germany
Kansas City Retail and Convenience LLC	US, Delaware
Kayo Oil Company	US, Delaware
KHQ LLC	US, Delaware
Linden Urban Renewal Limited Partnership	US, New Jersey
Marysville Hydrocarbons Holdings, LLC	US, Delaware
Marysville Hydrocarbons LLC	US, Delaware
Merey Sweeny LLC	US, Delaware
National Helium, LLC	US, Delaware
Phillips 66 Alliance H2PL LLC	US, Delaware
Phillips 66 Aviation LLC	US, Delaware
Phillips 66 Canada Ltd.	Canada, Alberta

Phillips 66 Capital Holdings LLC	US, Delaware
Phillips 66 Carrier LLC	US, Delaware
Phillips 66 Communications Inc.	US, Delaware
Phillips 66 Company	US, Delaware
Phillips 66 Continental GmbH	Germany
Phillips 66 DAPL Holdings LLC	US, Delaware
Phillips 66 Dos Picos LLC	US, Texas
Phillips 66 Energy Trading LLC	US, Delaware
Phillips 66 ETCO Holdings LLC	US, Delaware
Phillips 66 Export Terminal LLC	US, Delaware
Phillips 66 GmbH in Liquidation	Switzerland
Phillips 66 Energy GmbH	Germany
Phillips 66 Gulf Coast Pipeline LLC	US, Delaware
Phillips 66 Gulf Coast Properties LLC	US, Delaware
Phillips 66 International Holdings Company	US, Delaware
Phillips 66 International Investments Ltd.	Cayman
Phillips 66 International Trading Pte. Ltd.	Singapore
Phillips 66 Investment Holdings LLC	US, Delaware
Phillips 66 LCR Isomerization LLC	US, Delaware
Phillips 66 Limited	England
Phillips 66 Partners GP LLC	US, Delaware
Phillips 66 Partners Holdings LLC	US, Delaware
Phillips 66 Partners LP	US, Delaware
Phillips 66 Pension Plan Trustee Limited	England
Phillips 66 Pipeline LLC	US, Delaware
Phillips 66 Project Development Inc.	US, Delaware
Phillips 66 Project Shareholder Inc.	US, Delaware
Phillips 66 Receivables LLC	US, Delaware
Phillips 66 Sand Hills LLC	US, Delaware
Phillips 66 Southern Hills LLC	US, Delaware
Phillips 66 Spectrum Corporation	US, Delaware
Phillips 66 Stillwater Retail Corporation	US, Delaware
Phillips 66 Stillwater Retail One LLC	US, Delaware
Phillips 66 Stillwater Retail Two LLC	US, Delaware
Phillips 66 Sweeny Frac 2 LLC	US, Delaware
Phillips 66 Sweeny Frac LLC	US, Delaware
Phillips 66 Sweeny-Freeport 2 Pipeline LLC	US, Delaware
Phillips 66 Sweeny-Freeport LLC	US, Delaware
Phillips 66 Treasury Limited	England
Phillips 66 TS Limited	England
Phillips 66 UK Funding Limited	England
Phillips 66 UK Holdings Limited	England

Phillips 66 WRB Partner LLC	US, Delaware
Phillips Chemical Holdings LLC	US, Delaware
Phillips Gas Company LLC	US, Delaware
Phillips Utility Gas Corporation	US, Delaware
Pioneer Investments Corp.	US, Delaware
Pioneer Pipe Line Company	US, Delaware
Qingdao Phillips 66 Energy Co. Ltd.	China
Radius Insurance Company	Cayman
Retail Holdings LLC	US, Delaware
Salt Lake Terminal Company	US, Delaware
Sentinel Transportation, LLC	US, Delaware
SHC Insurance Company	US, Texas
Spirit Insurance Company	US, Vermont
Sweeny Cogeneration LLC	US, Delaware
WesTTex 66 Pipeline LLC	US, Delaware
Willbreeze Pipeline, LLC	US, Delaware
WRB Refining LP	US, Delaware

Certain subsidiaries are not listed since, considered in the aggregate as a single subsidiary, they would not constitute a significant subsidiary at December 31, 2025.
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